Exhibit 4.1.5

AMENDMENT No.10

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532

This amendment No.10 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of      June 2011, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LAN AIRLINES S.A. having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	2/10

WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

H.	[***].

I.	The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	3/10

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.

The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***].

N.	The Buyer and the Seller wish to enter into this amendment No. 10 to the Second A320 Family Purchase Agreement (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the [***] and the [***].

NOW IT IS HEREBY AGREED AS FOLLOWS:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	4/10

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.10 and capitalized terms used herein and not otherwise defined in this Amendment No.10 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos.1 to 9 thereto.

1.	SCOPE

1.1.	This Amendment No.10 covers (i) the type conversion of certain Aircraft as set forth in Clause 2 below, (ii) the selection of Sharklets for certain Aircraft as set forth in Clause 3 below and (iii) the notification of the Scheduled Delivery Month for certain other Aircraft as set forth in Clause 4 below.

1.2.	[***].

2.	AIRCRAFT TYPE CONVERSION

2.1	The Buyer has requested and the Seller has agreed to convert three (3) A319-100 corresponding to Aircraft rank 68, Aircraft rank 80 and Aircraft rank 72 into A320 Aircraft as set out in the table here below:

Rank Number	Scheduled Delivery Month	Original Aircraft Type	Revised Aircraft Type	Aircraft Batch
68	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

80	[***]	A319-100	A320-200	2010 Incremental Aircraft

72	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

With the above conversion, the provisions and obligations set forth in Letter Agreement No.5B to the Amendment No.5 in relation to the Second Batch of Incremental Aircraft and Letter Agreement No.5 to the Amendment No.9 in relation to the 2010 Incremental Aircraft so converted shall herewith be considered fulfilled in their entirety with regard to the Aircraft rank 68, rank 72 and rank 80 and neither Party shall have any further rights and or obligations under the Amendment No.9 toward the other Party with respect thereto.

2.2	As a result of the Aircraft conversion set forth in clause 2.1 above the Parties agree to delete in its entirety clause 1.1 of Amendment No.5, subsequently amended pursuant to clause 4 of Amendment No.6, and clause 4 of Amendment No.8 and replace it as follows:

QUOTE

1.1.	“The Seller shall sell and deliver and the Buyer shall buy and take delivery of seven (7) A319-100 aircraft, twenty three (23) A320-200 aircraft (respectively the “A319 Aircraft”, the “A320 Aircraft”) upon the terms and conditions contained in this Amendment No.5 (hereinafter for the purposes of this Amendment No.5 collectively the “Incremental Aircraft.”)

UNQUOTE

The Parties also agree to delete in its entirety clause 1.1 of Amendment No.9, and replace it as follows:

QUOTE

1.1.	“The Seller shall sell and deliver and the Buyer shall buy and take delivery of five (5) A319-100 aircraft, thirty five (35) A320-200 aircraft and ten (10) A321-200 aircraft (respectively the “2010 A319 Aircraft”, the “2010 A320 Aircraft” and the “2010 A321 Aircraft”) upon the terms and conditions contained in this Amendment No.9 (hereinafter for the purposes of this Amendment No.9 collectively the “2010 Incremental Aircraft.”)

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	5/10

UNQUOTE

2.3.	PREDELIVERY PAYMENT

As a result of the Aircraft conversion set forth in Clause 2.1 above, the Parties hereby agree, that upon signature of this Amendment No.10, the Buyer shall with respect to Aircraft rank 68, Aircraft rank 80 and Aircraft rank 72, [***] Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Letter Agreement No.1B Clause 5.2 of the Amendment No. 5 for Aircraft rank 68 and Aircraft rank 72 and in accordance with the Predelivery Payment schedule set out in Letter Agreement No.1 Clause 5.2 of the Amendment No.9 for Aircraft rank 80, as amended by Amendment No.10.

3.	SHARKLETS

3.1	The Buyer has requested and the Seller has agreed the selection of the Sharklets SCN for all 2010 Incremental Aircraft scheduled for delivery in [***] onwards in accordance with the terms of Letter Agreement No.8 to Amendment No.9 to the Second A320 Family Purchase Agreement.

3.2	In addition to the Aircraft already identified as Sharklets Installed Aircraft under Letter Agreement No.8 to Amendment No.9 to the Second A320 Purchase Agreement the Seller hereby offers and the Buyer hereby accepts that A320 with rank number 57 from the Second Batch of Incremental Aircraft, Scheduled for Delivery in [***] shall be converted into a Sharklets Installed Aircraft.

3.3	With respect to the Incremental Aircraft and 2010 Incremental scheduled for delivery in [***], Airbus shall use all reasonable endeavours to deliver such aircraft either as Sharklets Installed Aircraft or Sharklets Capable Aircraft

4.	NOTIFICATION OF SCHEDULE DELIVERY MONTHS

Pursuant to Clause 2.1 of Amendment No.5 and Clause 2.1 of Amendment No.9 to the Purchase Agreement, the Seller hereby notifies the Buyer of the Scheduled Delivery Month for the following Aircraft:

•	for the A320 Aircraft n°80: [***]

•	for the A320 Aircraft n°68: [***]

•	for the A320 Aircraft n°69: [***]

•	for the A320 Aircraft n°70: [***]

•	for the A320 Aircraft n°82: [***]

•	for the A320 Aircraft n°81: [***]

•	for the A320 Aircraft n°56: [***]

•	for the A320 Aircraft n°71: [***]

•	for the A320 Aircraft n°72: [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	6/10

5.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement as substituted by clause 2.1.1 of Amendment No.5, clause 2 of Amendment No.7, clauses 2 and 3 of Amendment No.8 and clause 2.1.1 of Amendment No.9 in its entirely and replace it with the following quoted text:

QUOTE

9.1 Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft

	July	55	A320-200	First Batch of Incremental Aircraft

	August	46	A320-200	First Batch of Incremental Aircraft

	September	47	A320-200	First Batch of Incremental Aircraft

	October	48	A320-200	First Batch of Incremental Aircraft

	November	49	A320-200	First Batch of Incremental Aircraft

	November	50	A320-200	First Batch of Incremental Aircraft

	October	51	A319-100	First Batch of Incremental Aircraft

	November	52	A320-200	First Batch of Incremental Aircraft

	December	62	A320-200	First Batch of Incremental Aircraft

[***]	[***]	54	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	76	A319-100	2010 Incremental Aircraft

[***]	[***]	64	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	66	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	77	A320-200	2010 Incremental Aircraft

[***]	[***]	78	A320-200	2010 Incremental Aircraft

[***]	[***]	65	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	67	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	79	A320-200	2010 Incremental Aircraft

[***]	[***]	80	A320-200	2010 Incremental Aircraft

[***]	[***]	68	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	69	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	70	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	82	A320-200	2010 Incremental Aircraft

[***]	[***]	81	A320-200	2010 Incremental Aircraft

[***]	[***]	56	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	71	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	72	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	57	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	73	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	83	A320-200	2010 Incremental Aircraft

[***]	[***]	84	A320-200	2010 Incremental Aircraft

[***]	[***]	85	A320-200	2010 Incremental Aircraft

[***]	[***]	58	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	59	A319-100	Second Batch of Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	7/10

[***]	[***]	74	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	60	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	75	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	61	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	86	A320-200	2010 Incremental Aircraft

[***]	[***]	87	A321-200	2010 Incremental Aircraft

[***]	[***]	88	A321-200	2010 Incremental Aircraft

[***]	[***]	89	A319-100	2010 Incremental Aircraft

[***]	[***]	90	A321-200	2010 Incremental Aircraft

[***]	[***]	91	A321-200	2010 Incremental Aircraft

[***]	[***]	63	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	92	A320-200	2010 Incremental Aircraft

[***]	[***]	93	A320-200	2010 Incremental Aircraft

[***]	[***]	94	A321-200	2010 Incremental Aircraft

[***]	[***]	95	A320-200	2010 Incremental Aircraft

[***]	[***]	96	A320-200	2010 Incremental Aircraft

[***]	[***]	97	A320-200	2010 Incremental Aircraft

[***]	[***]	98	A321-200	2010 Incremental Aircraft

[***]	[***]	99	A320-200	2010 Incremental Aircraft

[***]	[***]	100	A320-200	2010 Incremental Aircraft

[***]	[***]	101	A321-200	2010 Incremental Aircraft

[***]	[***]	102	A320-200	2010 Incremental Aircraft

[***]	[***]	103	A320-200	2010 Incremental Aircraft

[***]	[***]	104	A320-200	2010 Incremental Aircraft

[***]	[***]	105	A321-200	2010 Incremental Aircraft

[***]	[***]	106	A320-200	2010 Incremental Aircraft

[***]	[***]	107	A320-200	2010 Incremental Aircraft

[***]	[***]	108	A320-200	2010 Incremental Aircraft

[***]	[***]	109	A321-200	2010 Incremental Aircraft

[***]	[***]	110	A320-200	2010 Incremental Aircraft

[***]	[***]	111	A320-200	2010 Incremental Aircraft

[***]	[***]	112	A320-200	2010 Incremental Aircraft

[***]	[***]	113	A321-200	2010 Incremental Aircraft

[***]	[***]	114	A319-100	2010 Incremental Aircraft

[***]	[***]	115	A319-100	2010 Incremental Aircraft

[***]	[***]	116	A319-100	2010 Incremental Aircraft

[***]	[***]	117	A320-200	2010 Incremental Aircraft

[***]	[***]	118	A320-200	2010 Incremental Aircraft

[***]	[***]	119	A320-200	2010 Incremental Aircraft

[***]	[***]	120	A320-200	2010 Incremental Aircraft

[***]	[***]	121	A320-200	2010 Incremental Aircraft

[***]	[***]	122	A320-200	2010 Incremental Aircraft

[***]	[***]	123	A320-200	2010 Incremental Aircraft

[***]	[***]	124	A320-200	2010 Incremental Aircraft

[***]	[***]	125	A320-200	2010 Incremental Aircraft

9.1.2 [***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	8/10

9.1.3 The Seller shall notify the Buyer, no later that [***] of the concerned delivery quarter (the “Scheduled Delivery Quarter”), of the delivery month in respect of each such Aircraft. Each of such delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

UNQUOTE

6.	EFFECT OF THE AMENDMENT

6.1.	This Amendment No.10 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

6.2.	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.10 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

6.3.	The Parties agree that this Amendment No.10 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

6.4.	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.10, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

6.5.	This Amendment No.10 will not be modified or varied except by an instrument in writing executed by both Parties.

6.6.	Each of the Parties hereto agree that the provisions of this Amendment No.10 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***].

6.7.	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.10.

6.8.	This Amendment No.10 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

6.9.	This Amendment No.10 shall be governed by and construed in accordance with the laws of England.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	9/10

IN WITNESS WHEREOF this Amendment No.10 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S.A.S

By:	By:

Its:	Its:

Date:	Date:

LAN AIRLINES S.A.

By:

Its:

Date:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1101532	10/10

Exhibit 4.1.5

AMENDMENT No.11

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955

This amendment No.11 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of      October 2011, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LAN AIRLINES S.A. having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a

“Party”

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	2/10

WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

H.	[***].

I.

The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	3/10

advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.

The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***].

N.	The Buyer and the Seller entered into an amendment No. 10 to the Second A320 Family Purchase Agreement (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the [***] and the [***].

O.	The Buyer and the Seller wish to enter into this amendment No. 11 to the Second A320 Family Purchase Agreement (the “Amendment No.11”) covering (i) the postponement of certain Aircraft scheduled delivery position, and (ii) the conversion of certain Aircraft type.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.11 and capitalized terms used herein and not otherwise defined in this Amendment No.11 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos.1 to 10 thereto.

1.	SCOPE

1.1.	The Buyer has requested and the Seller has agreed to hereby [***].

1.2.	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	4/10

2.	AIRCRAFT [***]

The schedule delivery position of three (3) Aircraft scheduled delivery position from the Second Batch of Aircraft shall be amended as set forth in the table here below.

Rank number	Aircraft Type	Original Scheduled Delivery Months or Scheduled Delivery Quarter	Revised Scheduled Delivery Months or Scheduled Delivery Quarter	Aircraft Batch
70	A320-200	[***]	[***]	Second Batch of Incremental Aircraft

57	A320-200	[***]	[***]	Second Batch of Incremental Aircraft

72	A320-200	[***]	[***]	Second Batch of Incremental Aircraft

The Aircraft rank 70 shall be a Sharklets Installed Aircraft.

For the avoidance of doubt, the Aircraft rank 57 shall remain a Sharklets Installed Aircraft (as the term is defined in clause 0 of letter agreement no.8 to Amendment No.9).

3.	AIRCRAFT TYPE CONVERSION

3.1	The Buyer has requested and the Seller has agreed to convert three (3) A319-100 corresponding to Aircraft rank 58, rank 59 and Aircraft rank 73 into A320 Aircraft as set out in the table here below:

Rank number	Original Scheduled Delivery Months or Scheduled Delivery Quarter	Original Aircraft Type	Revised Aircraft Type	Aircraft Batch
58	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

59	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

73	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

With the above conversion, the provisions and obligations set forth in Letter Agreement No.5B to the Amendment No.5 in relation to the Second Batch of Incremental Aircraft so converted shall herewith be considered fulfilled in their entirety with regard to the Aircraft rank 58, rank 59 and rank 73; and neither Party shall have any further rights and or obligations under the Amendment No.9 toward the other Party with respect thereto.

For the avoidance of doubt, the Aircraft rank 58 and rank 59, now being A320 Aircraft, shall be Sharklets Installed Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	5/10

3.2	As a result of the Aircraft conversion set forth in clause 2.1 above the Parties agree to delete in its entirety clause 1.1 of Amendment No.5 as amended and replace it as follows:

QUOTE

1.1.	“The Seller shall sell and deliver and the Buyer shall buy and take delivery of four (4) A319-100 aircraft, twenty six (26) A320-200 aircraft (respectively the “A319 Aircraft”, the “A320 Aircraft”) upon the terms and conditions contained in this Amendment No.5 (hereinafter for the purposes of this Amendment No.5 collectively the “Incremental Aircraft.”)

UNQUOTE

3.3.	PREDELIVERY PAYMENT

(i)	As a result of the Aircraft conversion set forth in Clause 3.1 above, the Parties hereby agree, that upon signature of this Amendment No.11, the Buyer shall with respect to Aircraft rank 58, Aircraft rank 59 and Aircraft rank 73, [***] Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Letter Agreement No.1B Clause 5.2 of the Amendment No. 5 for Aircraft rank 58, Aircraft rank 59 and Aircraft rank 73, as amended by Amendment No.11;

(ii)	As a result of the Aircraft [***] set forth in Clause 2 above, the Parties hereby agree, that upon signature of this Amendment No.11, the Buyer shall with respect to Aircraft rank 57 and Aircraft rank 70, [***] of the Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Letter Agreement No.1B Clause 5.2 of the Amendment No. 5 for Aircraft rank 57 and Aircraft rank 70, as amended by Amendment No.11;

(iii)	As a result of the Aircraft [***] set forth in Clause 2 above, the Parties hereby agree, that upon signature of this Amendment No.11, the [***] of Predelivery Payments received in accordance with the Predelivery Payment schedule set out in Letter Agreement No.1B Clause 5.2 of the Amendment No. 5 for Aircraft rank 57, Aircraft rank 70 and Aircraft rank 72 (the “[***]”);

(iv)	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	6/10

4.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement as substituted by clause 2.1.1 of Amendment No.5, clause 2 of Amendment No.7, clauses 2 and 3 of Amendment No.8 and clause 2.1.1 of Amendment No.9 in its entirely and replace it with the following:

QUOTE

9.1 Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft

	July	55	A320-200	First Batch of Incremental Aircraft

	August	46	A320-200	First Batch of Incremental Aircraft

	September	47	A320-200	First Batch of Incremental Aircraft

	October	48	A320-200	First Batch of Incremental Aircraft

	November	49	A320-200	First Batch of Incremental Aircraft

	November	50	A320-200	First Batch of Incremental Aircraft

	October	51	A319-100	First Batch of Incremental Aircraft

	November	52	A320-200	First Batch of Incremental Aircraft

	December	62	A320-200	First Batch of Incremental Aircraft

[***]	[***]	54	A319-100	Second Batch of Incremental Aircraft

[***]	[***]	76	A319-100	2010 Incremental Aircraft

[***]	[***]	64	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	66	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	77	A320-200	2010 Incremental Aircraft

[***]	[***]	78	A320-200	2010 Incremental Aircraft

[***]	[***]	65	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	67	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	79	A320-200	2010 Incremental Aircraft

[***]	[***]	80	A320-200	2010 Incremental Aircraft

[***]	[***]	68	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	69	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	82	A320-200	2010 Incremental Aircraft

[***]	[***]	81	A320-200	2010 Incremental Aircraft

[***]	[***]	56	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	71	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	83	A320-200	2010 Incremental Aircraft

[***]	[***]	84	A320-200	2010 Incremental Aircraft

[***]	[***]	73	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	85	A320-200	2010 Incremental Aircraft

[***]	[***]	58	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	59	A320-200	Second Batch of Incremental Aircraft

[***]	[***]	74	A320-200	Second Batch of Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	7/10

[***]	[***]	60	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	70	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	75	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	61	A319-100	Second Batch of Incremental Aircraft
[***]	[***]	86	A320-200	2010 Incremental Aircraft
[***]	[***]	87	A321-200	2010 Incremental Aircraft
[***]	[***]	88	A321-200	2010 Incremental Aircraft
[***]	[***]	57	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	89	A319-100	2010 Incremental Aircraft
[***]	[***]	90	A321-200	2010 Incremental Aircraft
[***]	[***]	91	A321-200	2010 Incremental Aircraft
[***]	[***]	63	A319-100	Second Batch of Incremental Aircraft
[***]	[***]	92	A320-200	2010 Incremental Aircraft
[***]	[***]	93	A320-200	2010 Incremental Aircraft
[***]	[***]	94	A321-200	2010 Incremental Aircraft
[***]	[***]	72	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	95	A320-200	2010 Incremental Aircraft
[***]	[***]	96	A320-200	2010 Incremental Aircraft
[***]	[***]	97	A320-200	2010 Incremental Aircraft
[***]	[***]	98	A321-200	2010 Incremental Aircraft
[***]	[***]	99	A320-200	2010 Incremental Aircraft
[***]	[***]	100	A320-200	2010 Incremental Aircraft
[***]	[***]	101	A321-200	2010 Incremental Aircraft
[***]	[***]	102	A320-200	2010 Incremental Aircraft
[***]	[***]	103	A320-200	2010 Incremental Aircraft
[***]	[***]	104	A320-200	2010 Incremental Aircraft
[***]	[***]	105	A321-200	2010 Incremental Aircraft
[***]	[***]	106	A320-200	2010 Incremental Aircraft
[***]	[***]	107	A320-200	2010 Incremental Aircraft
[***]	[***]	108	A320-200	2010 Incremental Aircraft
[***]	[***]	109	A321-200	2010 Incremental Aircraft
[***]	[***]	110	A320-200	2010 Incremental Aircraft
[***]	[***]	111	A320-200	2010 Incremental Aircraft
[***]	[***]	112	A320-200	2010 Incremental Aircraft
[***]	[***]	113	A321-200	2010 Incremental Aircraft
[***]	[***]	114	A319-100	2010 Incremental Aircraft
[***]	[***]	115	A319-100	2010 Incremental Aircraft
[***]	[***]	116	A319-100	2010 Incremental Aircraft
[***]	[***]	117	A320-200	2010 Incremental Aircraft
[***]	[***]	118	A320-200	2010 Incremental Aircraft
[***]	[***]	119	A320-200	2010 Incremental Aircraft
[***]	[***]	120	A320-200	2010 Incremental Aircraft
[***]	[***]	121	A320-200	2010 Incremental Aircraft
[***]	[***]	122	A320-200	2010 Incremental Aircraft
[***]	[***]	123	A320-200	2010 Incremental Aircraft
[***]	[***]	124	A320-200	2010 Incremental Aircraft
[***]	[***]	125	A320-200	2010 Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	8/10

9.1.2	[***].

9.1.3	The Seller shall notify the Buyer, [***] of the concerned delivery quarter (the “Scheduled Delivery Quarter”), of the delivery month in respect of each such Aircraft. Each of such delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

UNQUOTE

5.	EFFECT OF THE AMENDMENT

5.1.	This Amendment No.11 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

5.2.	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.11 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

5.3.	The Parties agree that this Amendment No.11 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

5.4.	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.11, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

5.5.	This Amendment No.11 will not be modified or varied except by an instrument in writing executed by both Parties.

5.6.	Each of the Parties hereto agree that the provisions of this Amendment No.11 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***].

5.7.	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.11.

5.8.	This Amendment No.11 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

5.9.	This Amendment No.11 shall be governed by and construed in accordance with the laws of England.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	9/10

IN WITNESS WHEREOF this Amendment No.11 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S.A.S

By:	By:

Its:	Its:

Date:	Date:

LAN AIRLINES S.A.

By:

Its:

Date:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Ref: CT1105955	10/10